                                                                      Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-61486) of our report dated February 7, 2002 relating to the consolidated financial statements which appear in this Form 10-KSB.



YOHALEM GILLMAN & COMPANY LLP




New York, New York
March 28, 2002